Exhibit 10.10

THE PRICELINE GROUP INC.
ROCKET TRAVEL, INC. 2012 STOCK INCENTIVE PLAN
(AS ASSUMED BY THE PRICELINE GROUP INC. ON FEBRUARY 27, 2015 AND
AS AMENDED AND RESTATED AS OF FEBRUARY 4, 2016)
1.    Purpose
The purpose of this Rocket Travel, Inc. 2012 Stock Incentive Plan (the “Plan”), which was assumed by The Priceline Group Inc. (the “Company”) in connection with its acquisition (the “Merger”) of Rocket Travel, Inc. (“Rocket Travel”) on February 27, 2015 (the “Closing Date”) and is hereby being amended and restated to reflect such assumption pursuant to the terms of the Agreement and Plan of Merger among the Company, Starship Acquisition Corp., Rocket Travel, Fortis Advisors LLC, as the Representative, and Jay Hoffman, as the Earnout Representative, dated February 20, 2015, and to reflect changes to certain terms of the Plan authorized by the Board (as defined below), is to provide stock options and other equity interests (including restricted stock, restricted stock units and other stock-based interests) in the Company (each, an “Award”) to certain employees, officers, directors, consultants and advisors of Rocket Travel and, after the Closing Date, certain employees of the Company and its Subsidiaries, and to allow holders of stock options that were assumed by the Company in connection with the Merger to acquire shares of common stock, par value $0.008 per share, of the Company (“Stock”), upon exercise. Any person to whom an Award has been granted under the Plan is deemed a “Participant”. Additional definitions are contained in Section 9.
2.    Administration
a.    Administration by the Compensation Committee. Prior to the Closing Date, the Plan was administered by the Board of Directors of Rocket Travel, and in connection with the assumption of the Plan by the Company, the authorities and responsibilities of the Board of Directors of Rocket Travel under the Plan were assigned to the Company. On and after the Closing Date, the Plan will be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). The Committee, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan, to interpret, reconcile inconsistencies and correct the provisions of the Plan and of any Award and, subject to the limitations of the Plan, to modify and amend any Award. All decisions by the Committee shall be made in the Committee’s sole discretion and shall be final and binding on all interested persons. Neither the Company nor any member of the Committee shall be liable for any action or determination relating to the Plan made in good faith.
b.    Appointment of Subcommittees. To the extent permitted by applicable law, the Committee may delegate any or all of its powers under the Plan to one or more subcommittees of the Committee. All references in the Plan to the “Committee” shall mean such subcommittee or the Committee. Furthermore, the Committee may, to the extent permitted by applicable law, delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such duties or powers as it may deem advisable, and the Committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board, the Committee or such person may have under the Plan.
3.    Stock Available for Awards
a.    Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Stock that may be issued pursuant to Awards granted under the Plan is 5,674 shares (which number was adjusted from 524,321 shares of common stock of Rocket Travel in connection with the Merger). If any Award expires unexercised or is terminated, surrendered or forfeited, in whole or in part, the unissued Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Stock shall again be available for the grant of Awards under the Plan. Notwithstanding the foregoing, on or after the Closing Date, the following shares of Stock will not be added back to the aggregate number of shares of Stock available for issuance: (i) shares of Stock delivered to or withheld by the Company to pay the exercise price of an Option, (ii) shares delivered to or withheld by the Company to pay the withholding taxes related to an Option, or (iii) shares repurchased on the open market with cash proceeds from the exercise of an Option. Further, notwithstanding the foregoing, the cumulative number of shares that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 5,674 shares (which number was adjusted from 524,321 shares of common stock of Rocket Travel in connection with the Merger). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
b.    Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 5,674 shares of Stock (which number was adjusted from 524,321 shares of common stock of Rocket Travel in connection with the Merger).
c.    Adjustment to Stock. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of shares, spin-off, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share of each outstanding Award, (iii) the repurchase price per security subject to repurchase and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) in a manner determined by the Committee to be appropriate. If Section 8(e) applies for any event, this Section 3(c) shall not be applicable.
4.    Eligibility. Prior to the Closing Date, any person who was an employee, consultant or director of Rocket Travel was eligible to receive an Award under the Plan, and on or after the Closing Date, any person who is (a) an employee of Rocket Travel as of the Closing Date, or (b) an employee who is hired by the Company or a Subsidiary after the Closing Date is eligible to receive an Award under the Plan, as determined by the Committee.

5.    Stock Options
a.    General. The Committee may grant options to purchase Stock (each, an “Option”) and determine the number of shares of Stock to be covered by each Option, the exercise price of each Option and the terms, conditions and limitations applicable to the grant or exercise of each Option and to the Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions upon sale or transfer thereof, as it considers advisable.
b.    Incentive Stock Options. An Option that the Committee intends to be an “incentive stock option”, as defined in Section 422 of the Code (an “Incentive Stock Option”), shall be granted only to employees of the Company or one of its Subsidiaries and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Committee and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a “Nonstatutory Stock Option” or “Non-Qualified Stock Option”. Incentive Stock Options shall not be granted after the Closing Date unless this Plan (as assumed and amended and restated by the Company) is approved by the Company’s stockholders.
c.    Exercise Price. The Committee shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable Option agreement; provided, however, that, for any grants made on or after the Closing Date, in no case shall an Option have an exercise price per share of Stock that is less than the Fair Market Value of a share of Stock as of the date on which the Option is granted. For purposes of the Plan, “Fair Market Value” means the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange.
d.    Vesting and Duration of Options. Each Option shall vest and be exercisable at such times and for such periods and subject to such terms and conditions relating thereto as the Board may specify in the applicable Option agreement; provided, however, that for Options granted on or after the Closing Date, the term of the Option shall not be more than ten (10) years from the date the Option is granted.
e.    Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.
f.    Payment Upon Exercise. The exercise price and any required withholding taxes in respect of Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:
(i)    in cash or by check payable to the order of the Company;
(ii)    except as otherwise expressly provided in the applicable Option agreement, and only if the Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding; or
(iii)    to the extent permitted by applicable law but only as expressly provided in the applicable Option agreement, by (A) delivery of shares of Stock owned by the Participant valued at Fair Market Value, or (B) payment of such other lawful consideration as the Committee may determine.
g.    No Repricing of Options. Except in connection with a corporate transaction or event described in Section 3(c) or Section 8(e) of the Plan, the Committee may not, without stockholder approval, amend any outstanding Option to reduce the exercise price of such Option or cancel any outstanding Option and grant in substitution therefor new Options covering the same or a different number of shares of Stock and having a lower exercise price than the cancelled Option. This Section 5(g) is intended to prohibit the repricing of “underwater” Options and will not be construed to prohibit the adjustments provided for in Section 3 of this Plan.
6.    Restricted Stock Awards
a.    Grants. The Committee may grant Awards entitling recipients to acquire shares of Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the Participant in the event that conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Award. The Committee may also grant Awards entitling recipients to receive shares of Stock to be delivered in the future, with such delivery subject to a risk of forfeiture or other restrictions that will lapse upon the satisfaction of one or more conditions set forth in the applicable Award (“Restricted Stock Units”). Restricted Stock and Restricted Stock Units are each referred to as “Restricted Stock Awards”.
b.    Terms and Conditions. The Committee shall determine the terms and conditions of any such Restricted Stock Award. Shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Committee, shall be either (i) held in book entry form subject to the Company’s instruction or (ii) evidenced by a stock certificate bearing appropriate legends and deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the shares of Restricted Stock no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.
c.    Provisions Applicable to Restricted Stock Units.
(i)    Upon the vesting or lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Stock or, if expressly authorized by the Committee in the grant of such Restricted Stock Unit, cash equal to the fair market value of one share of Stock.
(ii)    The Committee may grant recipients of Restricted Stock Units the right to receive an amount equal to any dividends or distributions declared and paid on an equal number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the benefit of a Participant, may be settled in cash and/or shares of Stock and may be subject to the same restrictions as the Restricted Stock Units in respect of which they were paid, all as set forth in the applicable Award agreement.
(iii)    A Participant shall have no voting rights with respect to any Restricted Stock Units.
7.    Other Stock-Based Awards
To the extent permitted by applicable law and in compliance with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A of the Code”), the Committee shall have the right to grant other Awards based upon the Stock, or based upon any other authorized class or series of capital stock, having such terms and conditions as the Committee may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Stock and the grant of stock appreciation rights, phantom stock awards or stock units.
8.    General Provisions Applicable to Awards
a.    Transferability of Awards. Except as the Committee may otherwise determine or provide in an Award agreement, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant or, in the case of a Non-Statutory Stock Option, pursuant to a qualified domestic relations order. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
b.    Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Committee shall determine (including in an electronic medium or limited to notation on the books and records of the Company and, unless as otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant) or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan; provided, however, that in the event of any conflict in the terms of the Plan and Award, the terms of the Plan shall govern.
c.    Board Discretion. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly.
d.    Termination of Status. The Committee shall determine and set forth in the Award agreement the effect on the Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of the Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.
e.    Acquisition of the Company
(i)    Consequences of an Acquisition. Upon the consummation of an Acquisition, the Committee or the board of directors of the surviving or acquiring entity (as used in this Section 8(e)(i), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), either:
(A)    make appropriate provision for the continuation of such Awards by the Company (if the Company is the surviving corporation) or the assumption of, or substitution for, such Awards by the surviving or acquiring entity in either case by substituting on an equitable basis for the shares then subject to such Awards either (I) the consideration payable with respect to the outstanding shares of Stock in connection with the Acquisition, (II) shares of stock of the surviving or acquiring corporation or (III) such other securities or other consideration as the Committee deems appropriate, the fair market value of which (as determined by the Committee in its sole discretion) shall not materially differ from the Fair Market Value of the shares of Stock subject to such Awards immediately preceding the Acquisition; or
(B)    upon written notice, provide that one or more Awards then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Awards shall terminate; or
(C)    provide that one or more Awards then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Awards over the exercise price, if any, thereof.
Unless otherwise determined by the Committee (on the same basis or on different bases as the Committee shall specify), any repurchase rights or other rights of the Company that relate to an Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Award pursuant to this paragraph. The Company may require that all or any portion of any such consideration payable in respect of an Award in connection with an Acquisition shall be held in escrow (including in an escrow pursuant to the agreement effecting such Acquisition) in order to effectuate any continuing restrictions.
(ii)    Acquisition Defined. An “Acquisition” shall mean the consummation of any of the following events:
(A) with respect to Awards granted prior to the Closing Date: (I) any sale, lease, exchange or other disposition of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); (II) a sale, merger, consolidation, reorganization, stock purchase, contribution or other similar transaction (in a single transaction or a series of related transactions) of the Company with or into any other corporation or corporations or other entity, or any other corporate reorganization, in each case where the stockholders of the Company immediately prior to such event (in their capacity as such) do not retain beneficial ownership, directly or indirectly, of more than fifty percent (50%) of the voting power of and interest in the Company, its successor or the entity that controls the Company or its successor; or (III) any other acquisition of the business of the Company determined by the Committee to constitute an Acquisition. Notwithstanding the foregoing, a transaction shall not constitute an Acquisition if its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction.
(B)     with respect to Awards granted on or after the Closing Date:
(I)    any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this Section 8(e)(ii)(B) shall not be deemed to be an Acquisition if such event results from the acquisition of Company Voting Securities pursuant to a Non-Qualifying Transaction (as defined in Section 8(e)(B)(III));
(II)    individuals who, on the date an Award is granted (the “Grant Date”), constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any person becoming a director subsequent to the Grant Date, whose election or nomination for election was approved (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) by a vote of at least two-thirds of the directors who were, as of the date of such approval, Incumbent Directors, shall be an Incumbent Director; provided, further, that no individual initially appointed, elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(III)    the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving (x) the Company or (y) any of its wholly owned subsidiaries pursuant to which, in the case of this clause (y), Company Voting Securities are issued or issuable (any event described in the immediately preceding clause (x) or (y), a “Reorganization”) or the sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate of the Company (a “Sale”), unless immediately following such Reorganization or Sale: (a) more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (1) the Company (or, if the Company ceases to exist, the entity resulting from such Reorganization), or, in the case of a Sale, the entity which has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Entity”), or (2) if applicable, the ultimate parent entity that directly or indirectly has Beneficial Ownership of more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), (b) no Person is or becomes the Beneficial Owner, directly or indirectly, of 35% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the outstanding voting securities of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) and (c) at least a majority of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the approval by the Board of the execution of the initial agreement providing for such Reorganization or Sale, Incumbent Directors (any Reorganization or Sale which satisfies all of the criteria specified in (1), (2) and (3) above being deemed to be a “Non-Qualifying Transaction”); or
(IV)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, if any Person becomes the Beneficial Owner, directly or indirectly, of 35% or more of the combined voting power of Company Voting Securities solely as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding, such increased amount shall be deemed not to result in an Acquisition; provided, however, that if such Person subsequently becomes the Beneficial Owner, directly or indirectly, of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities Beneficially Owned by such Person to a percentage equal to or greater than 35, an Acquisition shall then be deemed to occur.

(C)    Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.
f.    Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Committee may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Committee or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind, including salary or wages, otherwise due to a Participant.
g.    Amendment of Awards. The Committee may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any anticipated consequences, would not materially and adversely affect the Participant.
h.    Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) all applicable withholding obligations have been paid or provided for, (iii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iv) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
i.    Acceleration. The Committee may at any time provide that any Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs or (ii) disqualify all or part of an Option as an Incentive Stock Option.
j.    Compliance with Code Section 409A. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant or any amendment or modification, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Plan and each Award are hereby modified and limited as necessary to comply with applicable requirements of Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor any member of the Committee or Board shall have any liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Committee or the Board.
9.    Miscellaneous
a.    Definitions
(i)    “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(ii)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(iii)    “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company or any Subsidiary, (b) a trustee or other fiduciary holding securities under an employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, (d) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Stock, or (e) the Participant or any group of persons including the Participant, or any entity controlled by the Participant or any group of persons including the Participant; provided the Participant is an executive officer, director or more than 10% owner of Stock.

(iv)    “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

b.    No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.
c.    No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Stock or other capital stock to be distributed with respect to an Award until becoming the record holder thereof.
d.    Effective Date and Term of Plan. The Plan became effective on the date on which it was adopted by the board of directors of Rocket Travel (the “Rocket Travel Board”). No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Rocket Travel Board, but Awards previously granted may extend beyond that date.
e.    Amendment of Plan. The Committee may amend, suspend or terminate the Plan or any portion thereof at any time.
f.    Authorization of Sub-Plans. The Committee may establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Committee shall establish such sub-plans by adopting supplements to this Plan containing such terms and conditions not otherwise inconsistent with the Plan as the Committee shall deem necessary or desirable. All supplements adopted by the Committee shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction.
g.    Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than such state.
Adopted by the Board of Directors of Rocket Travel on October 17, 2012

Approved by the stockholders of Rocket Travel on October 17, 2012

Assumed by The Priceline Group Inc. on February 27, 2015

NAI-1500791206v3